UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 5, 2001          (February 27, 2001)
Date of Report (Date of earliest event reported)

UNION PLANTERS CORPORATION
(Exact name of registrant as specified in charter)

TENNESSEE	1-10160	62-0859007

(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

UNION PLANTERS ADMINISTRATIVE CENTER
7130 GOODLETT FARMS PARKWAY
MEMPHIS, TENNESSEE 38018

(Address of principal executive offices)

Registrant’s telephone number, including area code: (901) 580-6000

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events

      Union Planters issued $500,000,000 of its 7.75% Subordinated Debt Securities due 2011 (the “Debt Securities”) on February 27, 2001. In connection with that offering, Union Planters entered into an Underwriting Agreement and Terms Agreement with Salomon Smith Barney Inc., Merrill Lynch, Pierce Fenner & Smith Incorporated, Credit Suisse First Boston Corporation, Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated. This filing updates and supplements the Underwriting Agreement and the forms of documents and instruments defining the rights of the holders of the Debt Securities filed as part of Union Planters’ Registration Statement (File No. 333-85231) filed on August 13, 1999.

Item 7. Financial Statements, Pro Forma Financial Statements, and Exhibits

C. Exhibits

99.1	Form of Subordinated Note.

99.2	Subordinated Indenture dated as of February 27, 2001.

99.3	Terms Agreement, dated as of February 22, 2001, referred to in the Underwriting Agreement.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Union Planters Corporation Registrant

Date: March 5, 2001	/s/ Bobby L. Doxey

Bobby L. Doxey Senior Executive Vice President, Chief Financial Officer, and Chief Accounting Officer

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